Annual Fund Operating Expenses - Class SMA Shares - Voya Investment Grade Credit Fund - Class SMA	Jul. 31, 2021
Operating Expenses:
Management Fee	0.50%
Distribution and/or Shareholder Services (12b-1) Fees	none
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.66%
Waivers and Reimbursements	(0.66%)	[1]
Total Annual Fund Operating Expenses after Waivers and Reimbursements	none

[1]	The adviser is contractually obligated to limit expenses to 0.00% for an indefinite term. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by the Fund’s board.